POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ William Geoffrey Beattie

Name: William Geoffrey Beattie Title: Director

POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ George Alan Cohon

Name: George Alan Cohon Title: Director

POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ Douglas Thorne Elix

Name: Douglas Thorne Elix Title: Director

POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ John Thomas Ferguson

Name: John Thomas Ferguson Title: Director

POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ Louis Yves Fortier

Name: Louis Yves Fortier Title: Director

POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ Marie Gilberte Paule Guathier

Name: Marie Gilberte Paule Gauthier Title: Director

POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ Brandt Channing Louie

Name: Brandt Channing Louie Title: Director

POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ James Malcolm Edward Newall

Name: James Malcolm Edward Newall Title: Director

POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ Gordon Melbourne Nixon

Name: Gordon Melbourne Nixon Title: Director

POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ David Peter O’Brien

Name: David Peter O’Brien Title: Director

POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ Jacques Lamarre

Name: Jacques Lamarre Title: Director

POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ Victor Leyland Young

Name: Victor Leyland Young Title: Director

POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ Kathleen Patricia Taylor

Name: Kathleen Patricia Taylor Title: Director

POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ Cecil Whitaker Sewell, Jr.

Name: Cecil Whitaker Sewell, Jr. Title: Director

POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ Charlotte Reynolds Otto

Name: Charlotte Reynolds Otto Title: Director

POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ Robert Byron Peterson

Name: Robert Byron Peterson Title: Director

POWER OF ATTORNEY

Royal Bank of Canada

The undersigned hereby constitutes each of Gordon Nixon, Peter Currie, Robert Guignard, his or her lawful attorney-in-fact and agent with full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with all exhibits thereto and other documents required in connection therewith, with the United States Securities and Exchange Commission (the “Commission”) one or more registration statements on Form S-8 and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) securities of Royal Bank of Canada (the “Bank”) under any plan or plans established pursuant to the Royal Bank of Canada U.S. Omnibus Plan, and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and to take any and all actions required by the Commission in connection with the execution and filing of such registration statements under the Securities Act, each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: May 27, 2004

/s/ Joao Pedro Reinhard

Name: Joao Pedro Reinhard Title: Director